UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2025

ETHZilla Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ETHZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2025, ETHZilla Corporation (“ETHZilla” or the “Company”) issued a press release and will hold a conference call regarding its financial results for the three and nine months ended September 30, 2025. A copy of the press release, which includes information on the conference call and a summary of such financial results is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. Additionally, a copy of a presentation which will be discussed on the earnings call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference, and has also been posted to the Company’s website at https://www.ethzilla.com, although the Company reserves the right to discontinue that availability at any time.

The information contained in this Current Report and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in the press release, presentation, and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and presentation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer (Principal Accounting/Financial Officer)

On November 12, 2025, the Board of Directors of the Company, appointed John Saunders as the Chief Financial Officer (Principal Accounting/Financial Officer) and Secretary of the Company (the “Appointment”), which Appointment will be effective as of the business day following the filing date of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Report”). As a result of the Appointment, Eric Van Lent, the Chief Accounting Officer of the Company, agreed to step down as Principal Accounting/Financial Officer and Secretary of the Company, also effective on the business day following the filing date of the Report.

Mr. Saunders is not party to any material plan, contract or arrangement (whether or not written) with the Company, except for the Offer Letter (discussed and described below), and there are no arrangements or understandings between Mr. Saunders and any other person pursuant to which Mr. Saunders was selected to serve as an officer of the Company, nor is Mr. Saunders a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between any director or executive officer of the Company, including Mr. Saunders.

The Company plans to enter into a standard form of Indemnity Agreement (the “Indemnification Agreement”) with Mr. Saunders in connection with the Appointment. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Saunders under the circumstances and to the extent provided for therein, for certain expenses he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as an officer of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s governing documents. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company officers.

Effective on August 1, 2025, the Company entered into an Offer Letter with Mr. Saunders pursuant to which Mr. Saunders agreed to serve as Vice President of Finance of the Company in consideration for $350,000 per year, which compensation was increased to $450,000 per year on November 12, 2025.

Biographical information for Mr. Saunders is provided below:

John Saunders, age 43:

Prior to joining the Company in August 2025 as Vice President of Finance, Mr. Saunders served as Senior Vice President Finance, Capital Markets of Bridger Aerospace Group Holdings, Inc. (NASDAQ:BAER), an aerial firefighting and aerospace services company, from May 2025 to June 2025. From October 2021 to May 2024, Mr. Saunders served as Chief Financial Officer of ElementCompany, LLC, a family office with investments in technology and agriculture. Prior to that, he served as Chief Financial Officer from June 2019 to September 2021, and Controller from September 2018 to June 2019 of Ascent Vision Technology, LLC, a defense company. Mr. Saunders received his Batchelor of Arts in Economics from Bates College and his Masters of Professional Accountancy from Montana State University.

The above summary of the Offer Letter and Indemnification Agreement is a summary only and is qualified in its entirety by reference to the Offer Letter and Form of Indemnification Agreement, copies of which are attached hereto (or incorporated by reference herein) as Exhibits 10.1 and 10.2, respectively and are incorporated into this Item 5.02 by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Offer Letter between John Saunders and ETHZilla Corporation dated August 1, 2025
10.2	Form of ETHZilla Corporation Indemnity Agreement (Filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2024), and incorporated herein by reference)
99.1**	Press Release of ETHZilla Corporation, dated November 14, 2025
99.2**	Third Quarter 2025 Earnings Call Presentation
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*	Filed herewith.

**	Furnished herewith.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release and presentation furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release and presentation as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements, including those referenced in the press release and presentation. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC and available at www.sec.gov and in the “Investors” section of the Company’s website at www.ethzilla.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025

ETHZilla Corporation

By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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